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[THE BEST OF AMERICA - LOGO]




                             The BEST of AMERICA(R)
                                ElitePro Classic
                                   Application

         Individual Flexible Purchase Payment Deferred Variable Annuity
                    Initial Minimum Purchase Payment: $10,000


                                  NATIONWIDE LIFE INSURANCE COMPANY
                                  P.O. BOX 182021
                                  COLUMBUS, OH  43218-2021



CONTRACT TYPE    AN OPTION MUST BE SELECTED                  This Contract is established as a:
[ ] NON-QUALIFIED                                            [ ]  401(a) (Investment Only) Disclosure form required
[ ] IRA                                                      [ ]  403(b) TSA (Non-ERISA only) Disclosure form required
[ ] Roth IRA                                                 [ ]  ORP 403(b)  Disclosure form required
[ ] SEP IRA Form 5305 required                               [ ]  CRT (Charitable Remainder Trust) Disclosure form required
[ ] SIMPLE IRA  Additional forms required




CONTRACT OWNER                                               [ ]  CONTINGENT OWNER* [ ] JOINT OWNER**
                                                                  *Not available under a Qualified Plan Contract
                                                                                        **SPOUSE ONLY EXCEPT IN HI, PA OR VT.

Last Name                                                             Last Name
           --------------------------------------------------                  ---------------------------------------------------

First Name                                          MI                First Name                                           MI
          ----------------------------------------------------                  --------------------------------------------------

Address                                                               Address
       -------------------------------------------------------                -----------------------------------------------------
       -------------------------------------------------------                -----------------------------------------------------


Sex [ ]  M [  ] F  Birthdate    /        /                              Sex   [ ] M   [ ] F   Birthdate       /      /
                             --------------------                                                        -----------------------
                              MM     DD      YYYY                                                          MM    DD    YYYY
Soc. Sec. No. or Tax ID                                          Soc. Sec. No. or Tax ID
                        -------------------------------------                           -------------------------------------------
Employer
        -----------------------------------------------------



ANNUITANT   COMPLETE ONLY IF DIFFERENT FROM CONTRACT OWNER.         [ ]CONTINGENT ANNUITANT* COMPLETE ONLY IF APPLICABLE.
                                                                       *Not available under a Qualified Plan Contract

Last Name                                                             Last Name
           --------------------------------------------------                  ---------------------------------------------------

First Name                                          MI                First Name                                           MI
          ----------------------------------------------------                  --------------------------------------------------

Address                                                               Address
       -------------------------------------------------------                -----------------------------------------------------
       -------------------------------------------------------                -----------------------------------------------------
         Maximum issue age through age 85.                                        Maximum issue age through age 85.

Sex  [ ] M   [ ] F      Birthdate        /     /                         Sex [ ] M   [ ] F       Birthdate       /      /
                                   ----------------------------                                            ------------------------
                                       MM     DD    YYYY                                                     MM     DD     YYYY
Soc. Sec. No.                                                          Soc. Sec. No.
             -------------------------------------------------                    -------------------------------------------------




BENEFICIARY             WHOLE PERCENTAGES ONLY, MUST TOTAL 100%.
                                                                                Relationship                           Birthdate
Primary  Contingent       Print Full Name (Last, First, MI)       Allocation    to Annuitant       Soc. Sec. No.       MM/DD/YYYY

  [ ]                                                                       %                                            /    /
                       ------------------------------------      ----------    ---------------    ------------------ -------------
  [ ]      [ ]                                                              %                                            /    /
                       ------------------------------------      ----------    ---------------    ------------------ -------------
  [ ]      [ ]                                                              %                                            /    /
                       ------------------------------------      ----------    ---------------    ------------------ -------------
  [ ]      [ ]                                                              %                                            /    /
                       ------------------------------------      ----------    ---------------    ------------------ -------------


APO-5016              Product of Nationwide Life Insurance Co.                                                AEPC (AO) (10/2001)

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THE UNDERLYING INVESTMENT OPTIONS LISTED ON THIS APPLICATION ARE ONLY AVAILABLE
IN VARIABLE ANNUITY INSURANCE PRODUCTS ISSUED BY LIFE INSURANCE COMPANIES OR, IN SOME CASES, THROUGH PARTICIPATION IN CERTAIN QUALIFIED PENSION OR RETIREMENT PLANS. THEY ARE NOT OFFERED TO THE GENERAL PUBLIC DIRECTLY.

PURCHASE PAYMENT ALLOCATION  WHOLE PERCENTAGES ONLY, MUST TOTAL 100%.
                             A CONTRACT CANNOT BE ISSUED UNLESS THIS SECTION IS COMPLETED.

AMERICAN CENTURY VARIABLE
PORTFOLIOS, INC.

  _____%   VP Income & Growth

  _____%   VP International

  _____%   VP Value

DREYFUS

  _____%   Stock Index Fund, Inc.

  _____%   Socially Responsible Growth Fund, Inc.

  _____%   Variable Investment Fund-Appreciation Portfolio: Initial Shares

FEDERATED INSURANCE SERIES

  _____%   Federated Quality Bond
              Fund II

FIDELITY VARIABLE INSURANCE
PRODUCTS FUND

  _____%   VIP Equity-Income Portfolio
              (Service Class)

  _____%   VIP Growth Portfolio
              (Service Class)

  _____%   VIP Overseas Portfolio
              (Service Class)

FIDELITY VARIABLE INSURANCE
PRODUCTS FUND II

  _____%   VIP II Contrafund Portfolio
              (Service Class)

JANUS ASPEN SERIES

  _____%   Capital Appreciation
              Portfolio: Service Shares

  _____%   Global Technology Portfolio:
              Service Shares

  _____%   International Growth
              Portfolio: Service Shares

MORGAN STANLEY
   The Universal Institutional Funds, Inc.

  _____%   Emerging Markets Debt Portfolio

  _____%   Mid Cap Growth Portfolio

  _____%   U.S. Real Estate Portfolio

NATIONWIDE SEPARATE
ACCOUNT TRUST (NSAT)

  _____%   Capital Appreciation Fund

  _____%   Dreyfus NSAT Mid Cap Index Fund

  _____%   Federated NSAT Equity Income Fund

  _____%   Federated NSAT High Income Bond Fund

  _____%   Gartmore NSAT Emerging Markets Fund

  _____%   Gartmore NSAT Global Technology and Communications Fund

  _____%   Gartmore NSAT International Growth Fund

  _____%   Government Bond Fund

  _____%   J.P Morgan NSAT Balanced Fund

  _____%   MAS NSAT Multi Sector Bond Fund

  _____%   Money Market Fund

  _____%   NSAT Investors Destinations Aggressive Fund

  _____%   NSAT Investors Destinations Conservative Fund

  _____%   NSAT Investors Destinations Moderately Aggressive Fund

  _____%   NSAT Investors Destinations Moderately Conservative Fund

  _____%   NSAT Investors Destinations Moderate Fund

  _____%   Nationwide Small Cap Growth Fund

  _____%   Nationwide Small Cap Value Fund

  _____%   Nationwide Small Company Fund

  _____%   Strong NSAT Mid Cap Growth Fund

  _____%   Total Return Fund

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

  _____%   AMT Guardian Portfolio

  _____%   AMT Mid-Cap Growth Portfolio

OPPENHEIMER VARIABLE ACCOUNT FUNDS

  _____%   Aggressive Growth Fund/VA

  _____%   Capital Appreciation Fund/VA

  _____%   Global Securities Fund/VA

  _____%   Main Street Growth & Income Fund/VA

  _____%   STRONG OPPORTUNITY FUND II

NATIONWIDE LIFE INS. CO.
  _____%   Fixed Account


MVA/GUAR. TERM OPTION (GTO) not available in PA.
  _____%   3 Year
  _____%   5 Year
  _____%   7 Year
  _____%   10 Year


                                $1,000 minimum
                                   for each
                                MVA/GTO option

UNDERLYING MUTUAL FUNDS DESIGNATED BY AN ** MAY INCLUDE RESTRICTIONS AND/OR CHARGES, PLEASE REVIEW THE UNDERLYING FUND PROSPECTUS CAREFULLY.

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

ANNUITY PURCHASE PAYMENTS  [ ]  PAYMENT ENCLOSED       [ ] TRANSFER/1035 (REQUIRES TRANSFER FORM)
                           [ ]  ROLLOVER               [ ] OTHER          APPLY FOR TAX YEAR ______

First Purchase Payment submitted:  $      ($10,000 minimum purchase payment).
A copy of this application properly signed by the registered representative will constitute receipt for such amount. If this application is declined by the Nationwide Life Insurance Company, there will be no liability on the part of the Company, and any payments submitted with this application will be refunded.

REMARKS

                           NOTICE TO AZ RESIDENTS ONLY
                           ---------------------------

UPON WRITTEN REQUEST, THE COMPANY AGREES TO PROVIDE, WITHIN A REASONABLE TIME, REASONABLE FACTUAL INFORMATION REGARDING THE BENEFITS AND PROVISIONS OF THE ANNUITY CONTRACT TO THE CONTRACT OWNER. IF FOR ANY REASON THE CONTRACT OWNER IS NOT SATISFIED WITH THE CONTRACT, THE CONTRACT MAY BE RETURNED WITHIN TEN DAYS AFTER IT IS DELIVERED AND THE CONTRACT VALUE WILL BE REFUNDED IN FULL AS OF DATE OF CANCELLATION. FOR IRAS, IF THE CONTRACT OWNER RETURNS THE CONTRACT WITHIN THE TEN-DAY PERIOD, THE COMPANY WILL RETURN THE PURCHASE PAYMENT.


               NOTICE TO FL, MN, SC, SD, TX AND VT RESIDENTS ONLY
               --------------------------------------------------

ANNUITY PAYMENTS, DEATH BENEFITS, SURRENDER VALUES, AND OTHER CONTRACT VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, OR WHEN SUBJECT TO A MARKET VALUE ADJUSTMENT ARE VARIABLE, MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE FLUCTUATIONS IN THE NET INVESTMENT FACTOR OR APPLICATION OF A MARKET VALUE ADJUSTMENT, AS APPLICABLE, AND ARE NOT GUARANTEED AS TO FIXED-DOLLAR AMOUNT, UNLESS OTHERWISE SPECIFIED. A MARKET VALUE ADJUSTMENT MAY BE ASSESSED ON ANY GUARANTEED TERM OPTIONS THAT HAVE NOT MATURED JUST PRIOR TO ANNUITIZATION AND WOULD BE IN ADDITION TO THE SCHEDULED SURRENDER PENALTY CHARGE.

ADDITIONALLY, ANY BENEFITS, VALUES OR PAYMENTS BASED ON PERFORMANCE OF THE UNDERLYING INVESTMENT OPTIONS MAY VARY AND ARE NOT GUARANTEED BY NATIONWIDE LIFE INSURANCE COMPANY, ANY OTHER INSURANCE COMPANY, BY THE U.S. GOVERNMENT, OR ANY STATE GOVERNMENT. THEY ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY AGENCY FEDERAL OR STATE.

             NOTICE TO AR, CO, KY, LA, ME, NM AND OH RESIDENTS ONLY
             ------------------------------------------------------

ANY PERSON WHO, KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE ANY INSURANCE COMPANY OR OTHER PERSON, FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH MAY BE A CRIME AND MAY SUBJECT SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES, FINES, IMPRISONMENT, OR A DENIAL OF INSURANCE BENEFITS.

                           NOTICE TO DC RESIDENTS ONLY
                           ---------------------------

WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO A COMPANY FOR THE PURPOSE OF DEFRAUDING THE COMPANY OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, A COMPANY MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.

                           NOTICE TO FL RESIDENTS ONLY
                           ---------------------------

ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY COMPANY FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

                       NOTICE TO OK AND PA RESIDENTS ONLY
                       ----------------------------------

ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

CONTRACT OWNER SIGNATURES

[ ]  Yes  [  ]No    Will the applied for Contract replace existing annuities or insurance?

[ ] Please send me a copy of the Statement of Additional Information to the prospectus.

[ ] I consent to having the Company send my prospectus(es), confirmation statements, quarterly statements, annual statements, and other product information to my e-mail address shown below.

CONTRACT OWNER'S E-MAIL ADDRESS
                               -----------------------------------------------

STATE IN WHICH APPLICATION WAS SIGNED                        DATE
                                     ----------------------      --------------
                                              State

To the best of my knowledge and belief, I represent my answers to the above questions to be accurate and complete. I acknowledge that I have received and understand the current prospectus for this variable annuity Contract. I ALSO UNDERSTAND THAT A MULTIPLE MATURITY ACCOUNT (ASSOCIATED WITH GUARANTEED TERM OPTION(S)) WHICH HAS NOT MATURED MAY BE SUBJECT TO AN AUTOMATIC MARKET VALUE ADJUSTMENT JUST PRIOR TO ANNUITIZATION.

THE CONTRACT PAYMENTS OR VALUES UNDER THE VARIABLE ANNUITY PROVISIONS OF THE CONTRACT ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

CONTRACT OWNER
              ----------------------------------------------------------------
                                             Signature

JOINT CONTRACT OWNER
                    -----------------------------------------------------------
                                             Signature

CO-ANNUITANT
            -------------------------------------------------------------------
                                            Signature


REGISTERED REPRESENTATIVE INFORMATION

[ ] Yes  [ ]No   Do you have any reason to believe the Contract applied for is to replace existing annuities or insurance?

       REGISTERED REPRESENTATIVE SIGNATURE
                                          ------------------------------------
                                                     Signature

       Florida License Identification #: (Florida Agents only)
                                                               ---------------
       NAME
           -------------------------------------------------------------------
                                    (Please Print)

       REGISTERED REPRESENTATIVE SS#
                                    -------------------------------------------

       FIRM NAME                               PHONE (      )
               -------------------------------        -------------------------

       ADDRESS
              -----------------------------------------------------------------
              -----------------------------------------------------------------


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APO - 5016